SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 30, 2010

High Plains Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-125068	26-3633813

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4616 Florida Street, Suite 190, San Diego, California 92116

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:	(858) 579-1088

Northern Explorations, Ltd.

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal year.

Name Change/Increase in Authorized Common Stock

Northern Explorations, Ltd., (“NXPN”) a Nevada Corporation, entered into a Reorganization Agreement with High Plains Gas, LLC, a Wyoming limited liability company (“HPG”), dated July 28, 2010 and with final signatures received on July 29, 2010, as amended September 13, 2010.

The registrant filed this agreement with its report on Form 8-K on August 8, 2010 as Exhibit 10.1 and incorporates by reference that report and that exhibit 10.1.

Effective September 30, 2010, pursuant to that agreement the name of the Company was changed to High Plains Gas, Inc. The Articles of Incorporation were amended to reflect this name change.

In addition and pursuant to the Amendment to the Reorganization Agreement the authorized common stock was increased from 150,000,000 par value $0.001 common shares to 150,000,000 par value $0.001 common shares. The amendment was approved by two shareholders representing 58% of the issued and outstanding common stock.

Section 8 – Other Information Item 8.01 Other Events.

Reverse Split of Common Equity

Northern Explorations, Ltd., (“NXPN”) a Nevada Corporation, entered into a Reorganization Agreement with High Plains Gas, LLC, a Wyoming limited liability company (“HPG”), dated July 28, 2010 and with final signatures received on July 29, 2010

The registrant filed this agreement with its report on Form 8-K on August 8, 2010 as Exhibit 10.1 and incorporates by reference that report and that exhibit 10.1.

Effective September 30, 2010, pursuant to that agreement the Company completed a 1 for 200 reverse split of the issued and outstanding Common Shares, $0.001 par value.

Prior to the reverse split a total of 99,720,000 Common shares were issued and outstanding. Upon completion of the reverse split a total of 498,600 Common shares were issued and outstanding. Fractional shares were rounded to the next whole share. (if prior to the reverse split a shareholder had 200 common shares of NXPN they would have 1 common share effective September 30, 2010 as a result of the reverse split) The reverse split was approved by two shareholders representing 58% of the issued and outstanding common stock.

As a result of the reverse split the Company’s symbol for quotation on the Over the Counter Bulletin Board will be “NXPND” for a period of 20 days from the effective date and will return to “NXPN” when that period is complete.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibits

High Plains Gas, Inc. includes by reference herewith the following exhibits:

10.1	Reorganization Agreement – between Northern Explorations, Ltd., (“NXPN”) a Nevada Corporation, and High Plains Gas, LLC, a Wyoming limited liability company (“HPG”), dated July 28, 2010; filed with the Registrant’s Current Report on Form 8-K, August 8, 2010 as Exhibit 10.1

High Plains Gas, Inc. includes herewith the following exhibits:

10.2	Amended Articles of Incorporation – changing name from Northern Explorations, Ltd. to High Plains Gas, Inc.

10.3	Amendment to the Reorganization Agreement - dated July 28, 2010, made and entered into as of September 13, 2010, by and between High Plains Gas, LLC, a Wyoming limited liability company (“HPG”), and Northern Explorations, LTD., In (“NXPN”) a Nevada Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

High Plains Gas, Inc. By: /s/ Kenneth J. Yonika Name: Kenneth J. Yonika Title: Kenneth J. Yonika President and Chief Executive Officer
Dated: October 5, 2010